American Century Asset Allocation Portfolios, Inc. Statement of Additional Information Supplement
Supplement dated April 10, 2017 ■ Statement of Additional Information dated December 1, 2016

All references to Institutional Class are changed to I Class.

The following replaces the Waiver of Minimum Initial Investment Amounts — Institutional Class on page C-1.
Waiver of Minimum Initial Investment Amounts — I Class
A financial intermediary, upon receiving prior approval from American Century Investments may waive applicable minimum initial investment amounts per shareholder for I Class shares in the following situations:

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Broker-dealers, banks, trust companies, registered investment advisors and other financial intermediaries may make I Class shares available with no initial investment minimum in fee based advisory programs or accounts where such program or account is traded omnibus by the financial intermediary;

•	Qualified Tuition Programs under Section 529 that have entered into an agreement with the distributor; and

•	Certain other situations deemed appropriate by American Century Investments.

©2017 American Century Proprietary Holdings, Inc. All rights reserved.
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